UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
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☐ Soliciting Material under §240.14a-12
GITLAB INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V72539-P30782 Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. GITLAB INC. 2025 Annual Meeting Vote by June 19, 2025 11:59 PM ET You invested in GITLAB INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 20, 2025. Vote Virtually at the Meeting* June 20, 2025 8:30 AM PDT Virtually at: www.virtualshareholdermeeting.com/GTLB2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. GITLAB INC. C/O: LEGAL DEPARTMENT 268 BUSH STREET #350 SAN FRANCISCO, CA 94104-3503

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V72540-P30782 1. Elect three Class I directors of GitLab Inc., each to serve a three-year term expiring at the 2028 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified. For All Nominees: 01) Sytse Sijbrandij 02) Matthew Jacobson 03) David Henshall 2. Ratify the appointment of KPMG LLP as GitLab Inc.’s independent registered public accounting firm for the fiscal year ending January 31, 2026. For 3. Approve, on a non-binding advisory basis, the compensation paid by GitLab Inc. to its named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR ALL” for Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.